Acquisition Activity	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisition Activity
12. ACQUISITION ACTIVITY
InfraREIT Acquisition
In May 2019, we completed the InfraREIT Acquisition, pursuant to which we acquired all of the equity interests of InfraREIT and its subsidiary, InfraREIT Partners, LP for a total cash consideration of $1.275 billion. In addition, we paid certain transaction costs incurred by InfraREIT with the aggregate cash consideration and payment of InfraREIT expenses totaling $1.324 billion.
In connection with and immediately following the closing of the InfraREIT Acquisition, in May 2019, Oncor extinguished all $953 million outstanding principal amount of debt of InfraREIT and its subsidiaries through repaying $602 million principal amount of InfraREIT subsidiary debt and exchanging new Oncor senior secured debt for $351 million principal amount of InfraREIT subsidiary debt.
As a result of the InfraREIT Acquisition, we expanded our existing footprint in Texas by adding various electricity transmission and distribution assets and projects in the north, central, west and panhandle regions of Texas.
Business Combination Accounting
We accounted for the InfraREIT Acquisition as a business acquisition with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the closing date. The combined results of operations are reported in our consolidated financial statements beginning as of the closing date. A summary of techniques used to estimate the preliminary fair value of the identifiable assets and liabilities is listed below.

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Assets and liabilities that are included in the PUCT cost-based regulatory rate-setting processes are recorded at fair values equal to their regulatory carrying value consistent with GAAP and industry practice.

•	Working capital was valued using market information (Level 2).
The following tables set forth the purchase price paid. The final purchase price allocation was completed as of March 31, 2020.

Purchase of outstanding InfraREIT shares and units	$1,275
Certain transaction costs of InfraREIT paid by Oncor through June 30, 2019 (a)	53

Total purchase price paid through June 30, 2019	1,328
Adjustments made in the period from June 30, 2019 through March 31, 2020	(4)

Total purchase price paid	$1,324

(a)
Represents certain transaction costs incurred by InfraREIT in connection with the transaction and paid by Oncor, including a $40 million management termination fee payable to an affiliate of Hunt Consolidated, Inc.

As of May 16, 2019
Assets acquired:
Current assets	$45
Property, plant and equipment—net	1,800
Goodwill	676
Regulatory assets	16
Other noncurrent assets	10

Total assets acquired	2,547

Liabilities assumed:
Short-term debt	115
Other current liabilities	24
Regulatory liabilities	148
Liability in lieu of deferred income taxes	97
Long-term debt, including due currently	839

Total liabilities assumed	1,223

Net assets acquired	1,324

Total purchase price paid	$1,324

The goodwill of $676 million arising from the InfraREIT Acquisition is attributable to the assets acquired, which expand our transmission footprint and help us support ERCOT market growth. None of the goodwill is recoverable nor provides a tax benefit in the rate-making process. We did not assume any employee benefit obligations in the acquisition.
Acquisition costs incurred in the InfraREIT Acquisition by Oncor and recorded to other deductions totaled $9 million in 2019. For the period from the acquisition closing date through December 31, 2019, our statement of consolidated income include revenues and net income of the acquired business totaling $156 million and $58 million in 2019, respectively.
Unaudited Pro Forma Financial Information
The unaudited Oncor consolidated pro forma revenues was $4.431 billion for the year ended December 31, 2019 assuming that the InfraREIT Acquisition occurred on January 1, 2019. The unaudited pro forma financial information is provided for information purposes only and is not necessarily indicative of the results of operations that would have occurred had the InfraREIT Acquisition been completed on January 1, 2018, nor is the unaudited pro forma financial information indicative of future results of operations, which may differ materially from the pro forma financial information presented here.
The unaudited pro forma financial information above excludes pro forma earnings due to the impracticability of a calculation. The acquiree previously operated under a real estate investment trust structure with a unique cost structure and unique federal tax attributes. An accurate retrospective application cannot be objectively and reliably calculated as the new cost structure and new tax attributes would require a significant amount of estimates and judgments.